NATURE OF OPERATIONS AND BASIS OF PRESENTATION	12 Months Ended
Dec. 31, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
NATURE OF OPERATIONS AND BASIS OF PRESENTATION
NATURE OF OPERATIONS AND BASIS OF PRESENTATION
Rowan Companies plc, a public limited company incorporated under the laws of England and Wales, is a global provider of offshore contract drilling services to the oil and gas industry, with a focus on high-specification and premium jack-up rigs and ultra-deepwater drillships. Prior to ARO commencing operations on October 17, 2017 (see "ARO Joint Venture" below), we operated in two segments: Deepwater and Jack-ups; however, as of December 31, 2017, the Company operated in three segments: Deepwater, Jack-ups and ARO. The Deepwater segment includes four ultra-deepwater drillships. The Jack-ups segment is composed of 21 self-elevating jack-up rigs and the impact of the various arrangements with ARO (see discussion below and Note 3), in addition, two LeTourneau Super 116E jack-up rigs were purchased in January 2018, (see Note 19). The ARO segment is the 50/50 joint venture with Rowan and Saudi Aramco that owns a fleet of five self-elevating jack-up rigs for operation in the Arabian Gulf for Saudi Aramco.  The Company contracts its drilling rigs, related equipment and work crews primarily on a day-rate basis in markets throughout the world, currently including the US GOM, U.K. and Norwegian sectors of the North Sea, the Middle East and Trinidad.
The consolidated financial statements included herein are presented in USD and include the accounts of Rowan plc and its direct and indirect subsidiaries. Unless the context otherwise requires, the terms “Rowan,” and “Company” are used to refer to Rowan plc and its consolidated subsidiaries. Intercompany balances and transactions have been eliminated in consolidation.
The financial information presented in this report does not constitute the Company's statutory accounts within the meaning of the U.K. Companies Act 2006 for the years ended December 31, 2017 or 2016. The audit of the statutory accounts for the year ended December 31, 2017, was not complete as of February 28, 2018. These accounts will be finalized by the directors on the basis of the financial information presented herein adjusted to meet the requirements of International Financial Reporting Standards as adopted by the European Union and the U.K. Companies Act 2006 and will be delivered to the Registrar of Companies in the U.K.
ARO Joint Venture
On November 21, 2016, Rowan and Saudi Aramco, through their subsidiaries, entered into a Shareholders’ Agreement to create a 50/50 joint venture (the "Shareholders' Agreement") to own, manage and operate offshore drilling units in Saudi Arabia. The new entity, ARO, was formed in May 2017 with each of Rowan and Saudi Aramco contributing $25 million to be used for working capital needs. In addition, $5 million in transaction costs were incurred by Rowan and capitalized to the investment in ARO. ARO commenced operations on October 17, 2017 (see Note 3 to our consolidated financial statements for additional information).
On October 17, 2017, Rowan and Saudi Aramco amended the asset transfer and contribution agreements (the "Amended Agreements"), previously entered into in connection with the Shareholders' Agreement, to, among other things, modify and clarify the mechanics associated with the formation of ARO to provide for: (1) equal cash contributions to ARO by each of Rowan and Saudi Aramco, (2) the receipt of cash from both Rowan and Saudi Aramco in exchange for shareholder notes, (3) the subsequent sale of: (a) three rigs and related assets to ARO by Rowan in exchange for cash and (b) one rig and related assets to ARO by Saudi Aramco in exchange for cash, and (4) the distribution by ARO of excess cash in the amount of approximately $88 million to each party, to be applied as a repayment to each party's shareholder note, maintaining each party’s 50% ownership interest in ARO following such asset sales. On October 17, 2017, these transactions were completed at which point the Company derecognized the related rig assets and began recording its interest in the ARO joint venture under the equity method of accounting. Pursuant to the terms of the Shareholders' Agreement and the Amended Agreements, Saudi Aramco also sold an additional rig to ARO in late December 2017 for cash. Rowan expects to sell two more rigs to ARO in late 2018 when those rigs complete their current contracts. Rowan expects the sale transactions to be similar to the October 2017 transactions. Rigs sold will receive contracts for an aggregate 15 years, renewed and re-priced every three years, provided that the rigs meet the technical and operational requirements of Saudi Aramco.
Rowan rigs in Saudi Arabia not selected for sale to the JV will be managed by ARO until the end of their current contracts with Saudi Aramco pursuant to a management services agreement that provides for a management fee equal to a percentage of revenue to cover overhead costs.
Each of Rowan and Saudi Aramco have agreed to take all steps necessary to ensure that ARO purchases at least 20 new build jack-up rigs ratably over 10 years once Saudi Aramco's joint venture to manufacture rigs commences operations. The first rig is expected to be delivered as early as 2021. The partners intend that the newbuild jack-up rigs will be financed out of available cash from operations and/or funds available from third party debt financing. The parties agreed that Saudi Aramco as a customer will provide drilling contracts to ARO in connection with the acquisition of the new rigs, which contracts could be used as security for third party debt financing if needed. If cash from operations or financing is not available to fund the cost of the newbuild jack-up rig, each partner is obligated to contribute funds, in the form of additional shareholder loans, to purchase such rigs, over time of up to a maximum amount of $1.25 billion per partner in the aggregate for all 20 newbuild jack-up rigs, which total investment amount is subject to a reduction formula as rigs are delivered. Further, no shareholder will be required to fund the delivery of more than three rigs during any twelve (12) month period.
Customer Contract Termination Amendment
On September 15, 2016, the Company amended its contract with Cobalt, for the drillship Rowan Reliance, which was scheduled to conclude on February 1, 2018. The amendment provided cash settlement payments to the Company totaling $95.9 million, that the drillship remain at its day rate of approximately $582,000 and that the drilling contract may be terminated as early as March 31, 2017. The Company received cash payments totaling $76.3 million in 2016 and received a final cash payment of $19.6 million during the first quarter of 2017. In addition, the amendment provided that if Cobalt continued its operations with the Rowan Reliance after March 31, 2017, the day rate would be reduced to approximately $262,000 per day for the remaining operating days through February 1, 2018 (subject to further adjustment thereafter). Cobalt International Energy, Inc., the parent of Cobalt, also committed to use the Company as its exclusive provider of comparable drilling services for a period of five years. As the Company had the obligation and intent to have the drillship or a substitute available through the pre-amended contract scheduled end date, in certain circumstances (including a 90 day notice of intent to use the rig prior to the original contract scheduled end date of February 1, 2018), the $95.9 million settlement was recorded as a deferred revenue liability at December 31, 2016. Amortization of deferred revenue began on April 1, 2017 and was fully amortized as of December 31, 2017 as Cobalt did not provide notice to the Company by November 2, 2017 (90 day notice of intent to use the rig).
Customer Contract Termination and Settlement
On May 23, 2016, the Company reached an agreement with FMOG and its parent company, FCX in connection with the drilling contract for the drillship Rowan Relentless ("FCX Agreement"), which was scheduled to terminate in June 2017. The FCX Agreement provided that the drilling contract be terminated immediately, and that FCX pay the Company $215 million to settle outstanding receivables and early termination of the contract, which was received in 2016. In addition, the Company received the right to receive up to two additional contingent payments from FCX, payable on September 30, 2017, of $10 million (the "First FCX Contingent Payment Provision") and $20 million (the "Second FCX Contingent Payment Provision" and, together with the First FCX Contingent Payment Provision, the "FCX Contingent Payments Provisions") depending on the average price of WTI crude oil over a 12-month period beginning June 30, 2016. The FCX Contingent Payments Provisions would have been due if the average price over the period was greater than $50 per barrel with respect to the First FCX Contingent Payment Provision and $65 per barrel with respect to the Second FCX Contingent Payment Provision ("Price Targets"). During the quarter ended June 30, 2016, the Company recognized $173.2 million in revenue for the Rowan Relentless, including $130.9 million for the cancelled contract value, $6.2 million for the fair value of the derivative associated with the FCX Contingent Payments Provisions, $5.6 million for previously deferred revenue related to the contract, and $30.5 million for operations through May 22, 2016. For additional information related to the FCX Contingent Payments Provisions see Note 6.
Reclassification adjustments due to the adoption of new accounting guidance
In March 2017, the FASB issued ASU No. 2017-07, Compensation - Retirement Benefits (ASC 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which requires entities to present the service cost component of the net periodic benefit cost in the same income statement line item as other employee compensation costs. The other components of net benefit cost, including interest cost, expected return on plan assets, amortization of prior service cost/credit and actuarial gain/loss, and settlement and curtailment effects, are to be presented outside of any subtotal of operating income. Entities will have to disclose the line(s) used to present the other components of net periodic benefit cost, if the components are not presented separately in the income statement.  The Company adopted the guidance effective January 1, 2018. As adoption is required to be on a retrospective basis, the Company has recast its historical consolidated statements of operations presented herein. The following table details the reclassification adjustment related to the adoption of the guidance:

	As Reported	Adoption Adjustment	As Recasted
2017:
Direct operating costs	$684.8	$0.2	$685.0
Selling, general and administrative	104.9	(0.3)	104.6
Other expense (included in Other-net)	0.4	0.1	0.5
Total	$790.1	$—	$790.1

2016:
Direct operating costs	$778.2	$1.5	$779.7
Selling, general and administrative	102.1	0.1	102.2
Other expense (included in Other-net)	9.9	(1.6)	8.3
Total	$890.2	$—	$890.2

2015:
Direct operating costs	$993.1	$(12.9)	$980.2
Selling, general and administrative	115.8	(1.5)	114.3
Other expense (included in Other-net)	3.7	14.4	18.1
Total	$1,112.6	$—	$1,112.6

In August 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (ASC 230): Classification of Certain Cash Receipts and Cash Payments, which provides guidance on eight cash flow classification issues with the objective of reducing differences in practice. The Company adopted the amendments in this ASU on January 1, 2018. As adoption is required to be on a retrospective basis, the Company has recast its historical consolidated statements of cash flows presented herein. The only impact of this adoption to the Company's historical consolidated statements of cash flows was a reclassification of certain cash payments to extinguish debt from operating activities to financing activities. For the year ended December 31, 2017, the Company did not have any cash payments for debt extinguishment costs. The following table details the reclassification adjustment related to the adoption of the guidance for the years ended December 31, 2016 and 2015:

	As Reported	Adoption Adjustment	As Recasted
2016:
Net cash provided by operating activities	$905.6	$24.0	$929.6
Net cash used in financing activities	(22.9)	(24.0)	(46.9)

2015:
Net cash provided by operating activities	$998.1	$1.0	$999.1
Net cash used in financing activities	(149.6)	(1.0)	(150.6)